BEFORE THE
             WASHINGTON UTILITIES AND TRANSPORTATION COMMISSION


   Washington Utilities and             )
   Transportation Commission,      )
                                   )
          Complainant,             )
                                   )    DOCKET NOS. UG-931405/
     vs.                           )    931442 (CONSOLIDATED)
                                   )
   Washington Natural Gas Company, )
                                   )
             Respondent.              )



                  STIPULATION FOR SUBMISSION AND DECISION


     Washington Natural Gas Company ("the Company"), Public Counsel, Commis-sion Staff, Seattle Steam Company, Partnership for Equitable Rates for
Commer-
   cial Customers, and Northwest Industrial Gas Users, which shall collectively be
   referred to herein as "the Parties", do hereby stipulate and agree as follows:
   Recitals
     1. On November 19, 1993, the Company filed certain revisions to its WN U-2 tariff. The revisions sought to increase the Company's annual revenues by
   $24,555,000.  This filing was assigned Docket No. UG-931405 ("the Rate
Case").
     2. On November 24, 1993, the Washington Utilities and Transportation Commission ("the Commission") suspended the Company's tariff revisions in the
   Rate Case and ordered hearings thereon. The Commission further ordered an investigation into the books, accounts, practices, and activities of the Company, and a valuation and appraisal of the Company's property and opera-tions.
     3. On November 29, 1993, the Company filed an application for approval of an affiliated arrangement with Mercer Insurance Company, Limited
("Mercer").
   This filing was assigned Docket No. UG-931442 ("the Mercer Case").
     4. On January 5, 1994, the Commission entered an Order of Consolidation which consolidated the proceedings in Docket Nos. UG-931405 and UG-931442 for
   hearing and disposition.
     5. On January 11, 1994, the Commission held a prehearing conference in the consolidated proceedings. On February 22 and 25, 1994, the Commission received the direct evidence of the Company and cross-examination of that evidence.
     6. Commission Staff has completed its investigation of the Company in the consolidated proceedings. On April 6, 1994, Commission Staff filed testimony and exhibits in Docket No.
   UG-931405 recommending that the Company's annual revenues be increased by $19,036,000. Commission Staff filed testimony and exhibits in Docket No.
UG-
   931442 recommending that the Commission approve the Company's affiliated arrangement with Mercer.
     7. On April 6, 1994, Public Counsel filed testimony and exhibits which recommended that various expense adjustments be made. The adjustments were independent of, and in addition to, the adjustments recommended by
Commission
   Staff. Public Counsel did not file testimony or exhibits in Docket No. UG-931442 regarding the Company's affiliated arrangement with Mercer.
     8. On April 21, 1994, Commission Staff revised its testimony and exhibits in Docket No. UG-931405, which resulted in a change to its revenue recommendation from $19,036,000 to $19,150,000.
     9. On April 27, 1994, the Company filed rebuttal testimony and exhibits in Docket No. UG-931405. The Company reaffirmed its request for an annual revenue increase of $24,555,000.
     10. Other parties have intervened in the consolidated proceedings, including Seattle Steam Company, Northwest Industrial Gas Users, and
Partner-
   ship for Equitable Rates for Commercial Customers.  None of these parties filed
   testimony and exhibits in either proceeding.
     11. The parties have reviewed and evaluated their positions. The parties believe that a settlement on the terms presented herein is preferable
   to a fully litigated resolution of the consolidated proceedings.
     12. In consideration for the terms presented herein, the parties desire to settle the consolidated proceedings. The parties submit the Rate Case
and
   the Mercer Case for decision by the Commission on the basis of this settlement.
   Stipulation
     1. The Rate Case is submitted to the Commission for decision based upon a stipulated annual revenue increase in the amount of $19,000,000
("Stipulated
   Increase").  The parties submit the Rate Case for decision based upon the total
   amount of the Stipulated Increase.
     2. The Stipulated Increase shall be spread among the Company's rate schedules on a uniform percentage of current margin basis, as more specifically
   described in the attached Exhibit "A" (which is incorporated into this stipula-
   tion by reference).  The parties stipulate to the rate spread described herein
   and in Exhibit "A" for purposes of Docket No. UG-931405 only. Each party reserves the right in any other proceeding to advocate different methods or approaches for allocating any rate increases or decreases which may be pro-posed.
     3. The parties agree that the affiliated arrangement with Mercer should be approved on the basis of the record in Docket No. UG-931442, and that the
   affiliated arrangement with Mercer satisfies the applicable standards which govern Commission approval of such arrangements. The parties understand that
   approval of the affiliated arrangement does not bar any party from contesting
   any impact of the affiliated arrangement with Mercer on rates in future rate
   proceedings.
     4. The Rate Case and the Mercer Case are submitted for Commission consideration based on the record created through and including the hearings
   scheduled for May 23-27, 1994. The parties stipulate to admission of the testimony and exhibits filed by Commission Staff, Public Counsel, and the Company in rebuttal, and all parties agree to waive further cross-examination.
   Hearings for purposes of taking testimony from members of the public shall proceed as scheduled or on an earlier schedule.
     5. The parties agree to submit the Rate Case and the Mercer Case directly for Commission consideration and decision, and specifically waive any
   right to a proposed Order, Findings of Fact, or Conclusions of Law from the Administrative Law Judge.
     6. The parties request the Commission to expedite its decision and the issuance of its final order in the consolidated proceedings, so that the Company may place into effect rates pursuant to such order not later than
June
   10, 1994.
     7. If this stipulation is accepted by the Commission, the Company agrees that it shall not, prior to March 1, 1995, make a tariff filing for an increase
   in total revenues. The test year for any filing on or after March 1, 1995 shall be no earlier than the Company's fiscal year 1994 (October 1, 1993 - September 30, 1994). This paragraph shall not apply to 1) tracking filings caused by changes in the level of the Company's purchased gas and pipeline cost; 2) filings which the Company is required to make by Commission order
or
   as otherwise required by law or rule (including, without limitation, the cost
   of service/rate design filing which the Commission has ordered be made by
May
   31, 1994); and 3) filings which the Company may make or will make through
March
   1, 1995, involving line extensions, customer service, natural gas vehicles, propane, special contracts for service, and demand side management (DSM) services. Notwithstanding the provisions of this paragraph, the Company may
   file for increased revenues prior to March 1, 1995, but only if the Company in
   good faith asserts those conditions necessary for interim/emergency rate relief
   as adopted by the Commission.  Operating results at or better than indicated in
   the attached Exhibit "B" (which is incorporated into this stipulation by reference) would not cause the Company to file for interim/emergency rate relief. The Company may, however, file for such relief if conditions occur
   which prevent the Company from financing with unsecured debt.
     8. A royalty imputation shall be recorded prospectively on the Company's books as follows: The total imputation during the Company's fiscal year (October 1 - September 30) shall be calculated as the lesser of 1) 1.5% of the
   gross revenues of Washington Energy Services Company ("WESCO") over the same
   period, or 2) 15% of WESCO's annual pre-tax operating income prior to consider-
   ation of the royalty imputation; provided, however, that the imputed amount as
   so calculated shall be no less than $150,000.  Notwithstanding the above, if
   the annual calculation generates an imputed amount greater than $240,000, then
   the amount imputed for purposes of this paragraph shall be $240,000. The imputed amount shall be recorded monthly on the Company's books, beginning the
   first day of the next month after acceptance of this stipulation by the Commission.
     9. The parties agree that the royalty imputation described in Paragraph 8, above, is based on certain connections between, and conditions regarding,
   the Company and WESCO (including earnings through March 1994) that 1) are articulated in the record in Docket No. UG-931405; and/or 2) exist as of
May
   10, 1994; and 3) have not previously been allocated between the respective companies for ratemaking purposes. Absent a substantial change in circumstanc-
   es, the parties agree that, in future proceedings, they will not contest the
   basis for, or the formula for determining, the royalty imputation as described
   in Paragraph 8.  Notwithstanding the above, the parties may contest the royalty
   imputation in the future because of applicable statutory or regulatory changes.
   Unless expressly provided herein, the parties do not waive their right to argue
   that a royalty imputation is or is not appropriate, under circumstances different from those articulated in Docket No. UG-931405.
     10. The Company agrees that, beginning the first day of the next month after acceptance of this stipulation by the Commission, dues and other contri-
   butions paid to Rotary Clubs, Kiwanis Clubs, and Chamber of Commerce organiza-
   tions shall be booked below-the-line and shall not be recoverable in rates in
   future general rate proceedings.  Dues and other contributions paid to
Olympia
   Master Builders, Seattle Master Builders, Snohomish Master Builders, and
the
   Building Industry Association of Tacoma/Pierce County shall be considered lobbying expenses in part, and shall be allocated 50% above-the-line and
50%
   below-the-line to achieve a surrogate for an itemized allocation.
     11. The Company agrees that expenses incurred for activities associated with influencing state and federal legislation, including local functions which
   relate to such legislation, shall be considered lobbying expenses and shall be
   booked below-the-line.  The costs subject to this paragraph shall include labor
   costs of all Company personnel who participate in these efforts.  The
Company
   commits to utilize enhancements to its payroll system which it expects to have
   in place by October 1, 1994, to track the labor costs subject to this para-graph.
     12. The agreement in Paragraph 11, above, shall not apply to expenses and activities associated with 1) influencing federal, state, and local governments and agencies on matters unrelated to federal and state legislation;
   or 2) influencing or participating in rule-makings or code review at any level
   of government.  The parties agree that the issue of whether the aforementioned
   costs are recoverable in rates, may be presented to and decided by the
Commis-
   sion in future general rate proceedings.  The Company agrees to facilitate the
   review and consideration of this issue by tracking labor costs associated with
   these activities, through the use of the enhanced payroll system to be imple-
   mented by October 1, 1994. The Company understands it may be required to produce evidence on the nature of the specific activities related to such labor
   costs.  If, in a future general rate case, the Company uses a test year which
   overlaps the implementation date of the system, the parties agree that the data
   compiled by the system may be extrapolated as if the system had been in place
   throughout the entire test year.
     13. The Company agrees to prepare a formal customer service policy (tariff or rule), which will be submitted to the Commission within 120 days from the date of acceptance by the Commission of this stipulation. The parties
   reserve the right to comment or take a position on the policy.
     14. The Company agrees to file a revised Rule No. 6 (Service Extensions) and a revised Rule No. 7 (Main Extensions) to the Company's tariff within
120
   days from the date of acceptance by the Commission of this stipulation.
The
   parties reserve the right to comment or take a position on either or both of the revised Rules.
     15. The Company and Commission Staff agree to work together to develop multiple weather station billing data for consideration by the parties in future proceedings.
     16. The parties agree that this stipulation represents a negotiated settlement in the public interest with respect to the matters as agreed to in
   this stipulation for the sole purpose of settlement of the matters agreed to in this stipulation. Except as expressly provided in this stipulation, the parties individually and collectively do not waive any right to assert any position in this or any other proceeding before the Commission and agree that
   this stipulation and the Commission's acceptance thereof shall not be cited by any party as constituting an approval of, or precedent regarding, any concept, theory, method, principle or issue in this or any other proceeding before the
   Commission.
     17. The parties request that, if the Commission wishes to modify any matter agreed to in this stipulation, the Commission so notify the parties in
   writing of the modification. If all parties do not agree with the modification within three business days from receipt thereof, the matter shall be sent back for further proceedings and the record reopened for the purpose of receiving the direct testimony of Commission Staff and Public Counsel with cross-examina-
   tion thereon, and the rebuttal testimony of the Company with cross-examination thereon. If the record is reopened accordingly, no party shall be bound by the provisions of this stipulation.
     18. This stipulation and the attached exhibits represent an integrated agreement among the parties with respect to the settlement of the consolidated
   proceedings. There are no other agreements or understandings (written or oral)
   which modify any part of the settlement of the consolidated proceedings, as expressed herein.
     19. This stipulation may be executed in multiple counterparts and, if so executed, shall have the same force and effect as if executed in one document.
   This stipulation may be filed with facsimile signatures, provided that original signatures are filed thereafter.

   DATED:  May 16, 1994            WASHINGTON NATURAL GAS COMPANY

                              By /s/ David S. Johnson
                                 David S. Johnson
                                 Attorney


   DATED:  May 16, 1994            PUBLIC COUNSEL

                              By /s/ Donald T. Trotter
                                 Donald T. Trotter
                                 Assistant Attorney General


   DATED:  May 18, 1994            COMMISSION STAFF

                              By /s/ Robert D. Cedarbaum
                                 Robert D. Cedarbaum
                                 Assistant Attorney General



   DATED:  May 16, 1994            SEATTLE STEAM COMPANY

                              By /s/ Frederick O. Frederickson
                                 Frederick O. Frederickson
                                 Attorney


   DATED:  May 16, 1994            NORTHWEST INDUSTRIAL GAS USERS

                              By /s/ Paula E. Pyron
                                 Paula E. Pyron
                                 Attorney


   DATED:  __________              PARTNERSHIP FOR EQUITABLE RATES
                              FOR COMMERCIAL CUSTOMERS

                              By _______________________________
                                 Carol S. Arnold
                                 Attorney